USAA                         USAA MUTUAL FUND, INC.
EAGLE                       First Start Growth Fund
LOGO
                        SUPPLEMENT DATED October 5, 2001
                               TO THE PROSPECTUS
                             DATED DECEMBER 1, 2000

Effective October 1, 2001, William Van Arnum, CFA, portfolio manager of Equity Investments, comanages the First Start Growth Fund with Curt Rohrman. Page 9 of the Funds prospectus under the heading Portfolio Manager is amended to reflect the following addition:

Portfolio  Managers

William Van Arnum, CFA, portfolio manager of Equity Investments, has comanaged the Fund since October 2001. Mr. Van Arnum has 14 years' investment management experience and has worked for us since June 2000. Prior to joining us, he worked for the University of California, Office of the Treasurer, from August 1992 to May 2000. He earned the Chartered Financial Analyst designation in 1989 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA from San Francisco State University and a BS from California Polytechnic State University, San Luis Obispo.

               PLEASE RETAIN THIS SUPPLENET FOR FUTURE REFERENCE

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